                                                                      Exhibit 10

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in this Post-Effective Amendment
No. 24 to Registration Statement No. 2-99473 of Merrill Lynch New York Municipal
Bond Fund (the "Fund") of Merrill Lynch Multi-State Municipal Series Trust
on Form N-1A of our report dated November 12, 2004 appearing in the September 30,
2004 Annual Report of the Fund, which is incorporated by reference in the
Statement of Additional Information which is part of this Registration Statement.
We also consent to the reference to us under the caption "Financial Highlights"
in the Prospectus, which is also a part of this Registration Statement.

/s/ Deloitte & Touche LLP

Princeton, New Jersey
January 27, 2005